UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8K

                               CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                        -------------------------------

                                April 4, 2000
                               ---------------
                               (Date of Report)


                                INFE.COM, INC.
               ----------------------------------------------
               (Name of Small Business issuer in its charter)
                    Formerly Infocall Communications Corp.

        FLORIDA                      000-28729                 11-3144463
----------------------------   --------------------       ------------------
(State or other jurisdiction   (Commission File No.)        (IRS Employer
    of incorporation or                                   Identification No.)

                           8000 Towers Crescent Drive
                                   Suite 640
                                Vienna, VA 22182
                    ----------------------------------------
                    (Address of principal executive offices)


                                 (703) 734-5650
                         -------------------------------
                         (Registrant's telephone number)


                          Infocall Communications Corp.
                          -----------------------------
                           (Registrant's Former Name)


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ITEM 5.	OTHER EVENTS.

	On February 8, 2000, a majority of the shareholder's entitled to vote for amendments to the Company's Articles of Incorporation, adopted the recomendation of the Board of Directors and adopted a resolution changing the name of the Corporation from Infocall Communications Corp. to INFe.com, Inc. A copy of the amended Certificate of Incorporation is attached, hereto, as Exhibit 3(i). Notification was made to the NASD, and effective March 27, 2000, the Company's name was so noted.

Forward Looking Statements

This Report on Form 8-K may contain forward-looking statements. When used in this report, the words "may," "will," "expect," "anticipate," "continue," "estimate," "project," "intend," "believe" and similar expressions, variations of these words or the negative of those words are intended to identify forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 regarding events, conditions and financial trends including, without limitation, business conditions in the general economy, and other risks or uncertainties detailed in other of the Company's Securities and Exchange Commission filings. Such statements are based on management's current expectations and are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, the Company's actual plan of operations, business strategy, operating results and financial position could differ materially from those expressed in, or implied by, such forward-looking statements.


                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




April 4, 2000                			/s/Thomas M. Richfield
                                Thomas M. Richfield, President






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                          EXHIBIT INDEX



Exhibit No.       Description
-----------       -----------

3.1               Amended and Restated Articles of
                  Incorporation filed with the Secretary of State of Florida on March 17, 2000











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